Exhibit 10.12

STOCK OPTION AGREEMENT

        This Agreement ("Agreement") is entered into as of                        (the "Grant Date") by and between Iggys House, Inc. a Delaware corporation (the "Company"), and                         ("Consultant").

RECITALS

        For good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

        1.    Grant of Option.    The Company hereby grants the Consultant an option to purchase             (            ) Shares, upon the terms and conditions set forth in this Agreement. As used herein, "Shares" means shares of common stock of the Company.

        2.    Exercise Price; Vesting.    Subject to Section 4, the exercise price of the Shares covered by this Option shall be $            per Share.

        3.    Vesting.    On the date of grant, this Option shall be fully vested.

        4.    Adjustments to Option.    If, from time to time, the Company engages in any stock split or stock dividend of its common stock, or the outstanding Shares subject to this Option are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of a merger, consolidation, recapitalization, reclassification, combination of shares, or other corporate event, the Board of Directors of the Company (the "Board") shall make, as appropriate and equitable, an adjustment in the number and kind of shares and/or the amount of consideration as to which or for which, as the case may be, this Option, or portions thereof then unexercised, shall be exercisable. Any such adjustment made by the Board shall be final and binding upon the Consultant, the Company and all other interested persons.

        5.    Expiration of Option.    This Option shall expire, and Consultant may not exercise this Option to any extent, after the first to occur of the following events: (i) the tenth anniversary of the Grant Date; or (ii) if the Board so determines, the consummation of a Change of Control (provided, however, that the Company will give the Consultant at least ten days prior notice of such Change of Control, or if such notice is not practicable, advance notice as early as is practicable). As used herein, "Change of Control" means (i) a bona fide transfer or series of related transfers of Shares (by any means, including by any merger, consolidation or sale of Shares) to any person (or any group or syndicate) that is not an affiliate of the Company in which, or as a result of which, such person (or group or syndicate) obtains the direct or indirect right to elect a majority of the board of directors of the Company; or (ii) a sale of all or substantially all of the assets of the Company to any person (or any group or syndicate) that is not an affiliate of the Company. As used herein, an "affiliate" of a specified person means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the specified person.

        6.    Limited Transferability.    This Option is not transferable except by will or the applicable laws of descent and distribution. During the lifetime of Consultant, only Consultant (or Consultant's personal representative, in the event of Consultant's incapacity) may, subject to Section 5, exercise this Option or any portion thereof. After the death of Consultant, this Option may, subject to Section 5, be exercised by Consultant's personal representative or any heir or legatee of Consultant to whom this Option is transferred in accordance with Consultant's will or the applicable laws of descent and distribution.

        7.    Partial Exercise.    This Option may be exercised in whole or in part at any time prior to the time when this Option expires under Section 4, provided, however, that (i) any exercise shall be for whole Shares only, and (ii) if an exercise of the entire Option then remaining would otherwise result in a fractional Share being issued, then the number of Shares issued shall be rounded down to the closest whole number of Shares.

        8.    Manner of Exercise.    This Option or any portion thereof may be exercised only by delivering to the Secretary all of the following prior to the time when the Option expires under Section 5:

          (a)   a written notice signed by Consultant, or such other person who may then be entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice to be substantially in the form set forth as Schedule 1 hereto;

          (b)   full payment (in cash, check or a combination thereof) for the Shares with respect to which such Option or portion thereof is exercised;

          (c)   if the Option or portion thereof is being exercised pursuant to Section 6 by any person other than Consultant, appropriate proof of the right of such person to exercise the Option.

        9.    Conditions to Issuance of Shares Upon Exercise.    The Company shall not be required to issue any Shares upon any exercise of this Option or any portion thereof prior to fulfillment of all of the following conditions:

          (a)   obtaining the approval or other clearance from any governmental authority that the Company, in its reasonable discretion, determines to be necessary or advisable; and

          (b)   the lapse of such reasonable period of time following the exercise of the Option as the Company may determine for reasons of administrative convenience.

        10.    Rights as Stockholder.    The holder of this Option shall not be (and shall not have any of the rights or privileges of) a stockholder of the Company in respect of any Shares purchasable upon the exercise of the Option or any portion thereof unless and until certificates representing such Shares have been issued by the Company to such holder.

        11.    Lockup.    If the Company makes an initial underwritten public offering of its shares (or a public auction of its shares, even if not underwritten) pursuant to an effective registration statement under the Act, as defined herein (an "IPO"), then no holder of Shares issued or issuable upon exercise of this Option ("Option Shares") shall sell or otherwise transfer in any manner (or offer or agree to sell or otherwise transfer in any manner), directly or indirectly, such Option Shares (or any interest therein) during the Lockup Period, without the prior written permission of the Lead Underwriter. For purposes of the preceding sentence, any agreement, commitment or arrangement whereby any of the economic value, benefits or attributes of any such shares are directly or indirectly transferred (including the grant of any option or other derivative security related to such shares) shall be treated as a sale of such shares. As used herein, "Lockup Period" means the period of seven days prior to the effective date of the registration statement for such IPO and the period of 180 days (or such smaller or greater number of days as the Lead Underwriter may request) after such effective date. Prior to the IPO, if requested by the Company, each holder of Option Shares shall execute and deliver a customary form of "lockup" agreement restricting the transfer of such Option Shares during the Lockup Period, which lockup agreement shall be in form and substance satisfactory to the Lead Underwriter in its sole discretion. "Lead Underwriter" means the lead underwriter for the IPO or, if the IPO is not underwritten, the Company. If, prior to the IPO, any Option Shares are transferred, then the transferor of such Option Shares shall (i) cause the transferee to agree to be bound by this Section 11 pursuant to a written joinder signed by the transferee in form and substance satisfactory to the Company in its sole discretion, and (ii) deliver such signed joinder to the Company at or before the time of such transfer. Any transfer of shares in violation of the preceding sentence shall be null and void.

        12.    Reservation of Shares; Fully Paid and Nonassessable.    The Company shall at all times during the term of the Options reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement. The Shares deliverable upon the exercise of an Option shall be fully paid and nonassessable.

        13.    Legend:    In addition to any other legends that the Company determines are advisable or necessary, each certificate representing the Shares shall bear a legend substantially to the following effect:

    The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state of the United States or any non-U.S. jurisdiction. The securities cannot be offered, sold, transferred or otherwise disposed of except (i) pursuant to an effective registration statement under such Act and any other applicable securities laws or (ii) pursuant to an exemption from, or in a transaction not subject to, the registration requirements of such Act and such other applicable securities laws. The securities are also subject to the terms of the Stock Option Agreement dated as of            between Iggys House, Inc., a Delaware corporation (the "Company") and                        , including the restrictions on transfer set forth in Section 11 thereof. A copy of such Stock Option Agreement is available for review at the principal office of the Company.

        14.    Notices.    All notices, requests, demands or other communications required by or otherwise with respect to this Agreement shall be in writing and shall be treated as having been duly given to any party when delivered by hand, by messenger, or by a nationally-recognized overnight delivery company, or three days after being deposited in first-class mail, postage prepaid and return receipt requested. Such notices shall be sent to the following addresses: (i) if to the Company: Iggys House, Inc., One South Wacker Dr., Suite 1900, Chicago, IL 60606, Attention: Joseph Fox and Stephen Otis, and (ii) if to Consultant, the address set forth beneath Consultant's name on the signature page hereof; provided, however, that in each case a party may change such address by giving notice of same to the other party.

        15.    Securities Law Compliance.    Notwithstanding any provision to the contrary herein: (i) this Option may not be exercised unless the Shares issuable upon exercise are then registered under the Securities Act of 1933, as amended (the "Act"), or, if such Shares are not then so registered, the Company determines that such exercise and issuance would be exempt from the registration requirements of the Act; and (ii) the exercise of this Option must also comply with all other applicable laws and regulations governing the Option, and this Option may not be exercised if the Company determines that such exercise would not be in material compliance with such laws and regulations.

        16.    Miscellaneous.    This Agreement shall be governed by the substantive law of the State of Illinois, without reference to any choice of law principle that would cause the law of any other jurisdiction to be applicable. As used herein, "including", "includes" and words of like import shall be construed broadly as if followed by the words "without limitation". This Agreement may be executed in counterparts. Copies (including counterpart copies) of this Agreement sent by facsimile shall be treated as originals. Headings are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement. Notwithstanding any provision to the contrary herein, this Agreement shall not be effective until Consultant has signed this Agreement and delivered a copy thereof (as signed by Consultant) to the Company.

        IN WITNESS WHEREOF, this Stock Option Agreement has been executed and delivered by the parties hereto.

COMPANY:
IGGYS HOUSE, INC.
By:
Its:
CONSULTANT:
Signature:
Print Name:
Address:

Schedule 1

NOTICE OF EXERCISE

To:
Iggys House, Inc.

Re:
Stock Option Agreement ("Option") dated as of            between Iggys House, Inc., a Delaware corporation ("Company') and                        .

(1)
The undersigned is the holder of the aforesaid Option.

(2)
The undersigned hereby elects to purchase                        shares (the "Shares") of common stock of the Company, pursuant to the Option.

(3)
The undersigned hereby tenders payment of the full purchase price for the Shares, in accordance with the Option.

(4)
The undersigned hereby represents and warrants to the Company that the Shares are being acquired for undersigned's own account, for investment and without any present intention of distributing or reselling said Shares or any of them except as may be permitted under the Securities Act of 1933, as amended (the "Act"), and then applicable rules and regulations thereunder. The undersigned shall indemnify and hold harmless the Company, the Company's subsidiaries, and their respective directors, officers, employees, agents, representatives and attorneys (collectively, the "Indemnitees") from and against any loss, damage, expense or liability resulting to any Indemnitee if any sale or distribution of the Shares by the undersigned is contrary to the representation and warranty referred to above.
Date:
Holder of Option:
Signature:
Print Name:
Address: